UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 4, 2012 (March 29, 2012)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware	001-33024	20-4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

EV Energy Partners, L.P. (the “Partnership”) entered into a Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 29, 2012.  The Second Amendment allows for Investments in Cardinal Gas Services LLC and Utica East Ohio Midstream LLC and other related joint venture entities, not to exceed $200,000,000 in the aggregate at any time

A copy of this Second Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment dated March 29, 2012 to Second Amended and Restated Credit Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: April 4, 2012	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV
Management LLC, general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment dated April 4, 2012 to Second Amended and Restated Credit Agreement